UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                    WASHINGTON, D.C.   20549

                           FORM 8 - K

                         CURRENT REPORT
Pursuant to Section 13 or 15 (d) of The Securities Exchange Act of 1934


Date of Report (date of earliest event reported)       October 25, 2001


                 EMCEE Broadcast Products, Inc.
       (Exact name of registrant as specified in its charter)


Delaware                      1-6299              13-1926296
(State or other jurisdiction  (Commission    (I.R.S. Employee
 of incorporation)            File Number)   Identification Number)


Susquehanna Street Extension West, P.O. Box 68/White Haven, PA 18661-0068
            (Address of principal executive offices)


Registrant's telephone number, including area code     570-443-9575


                              NONE
 (Former name or former address, if changed since last report)


Item 1.   Changes in Control of Registrant.

          Not applicable.

Item 2.   Acquisition or Disposition of Assets.

          Not applicable.

Item 3.   Bankruptcy or Receivership.

          Not applicable.

Item 4.   Changes in Registrant's Certifying Accountant.

          Not applicable.

Item 5.   Other Events.

     EMCEE Broadcast Products, Inc. today announced the resignation of its President/CEO, James L. DeStefano. Effective immediately, Richard J. Nardone, a Director of the Company for approximately six years, will replace DeStefano as President/CEO.

     Nr. Nardone's primary task will be to further develop the Company's TV broadcast business and streamline its MMDS operations. "I am excited about the future for digital TV broadcast. Traditionally, EMCEE has been a manufacturer of MMDS head-end equipment. We will continue to supply our MMDS customers on an ongoing basis while seeking additional opportunities to increase our market share in the digital broadcast business for the foreseeable future, and believe we are poised to do so through our wholly-owned subsidiary, Advanced Broadcast Systems, Inc." Mr. Nardone stated.

EMCEE is a leading supplier of wireless communications equipment for one and two-way wireless Internet, video and voice services at the 2.0 to 4.0 GHz spectrum range. EMCEE also develops and manufactures equipment for low power UHF/VHF and DTV applications. Headquartered in White Haven, Pennsylvania, EMCEE has over 40 years of RF experience; its products are installed in more than 100 countries. For more information, visit EMCEE's web site at www.emceebrd.com, email emceebrd@emceebrd.com or contact Kay Krull, Administrative Assistant, at 570-443-9575.


Safe Harbor Statement under the Private Securities Litigation Reform Act of
1995:

Any statements contained in this report which are not historical facts are forward looking statements; and, therefore, many important factors could cause actual results to differ materially from those in the forward looking statements. Such factors include, but are not limited to, changes (legislative, regulatory and otherwise) in the Multichannel Multipoint Distribution Service (MMDS) or Low Power Television (LPTV) industries or medium to high definition television (HDTV) products, demand for the Company's products both domestically and internationally, the development of competitive products, competitive pricing, the timing of foreign shipments, market acceptance of new product introductions (including, but not limited to, the Company's digital and Internet products), technological changes, economic conditions(both foreign and domestic), litigation and other factors, risks and uncertainties identified in the Company's Securities and Exchange Commission filings.

Item 6.   Resignations of Registrant's Directors.

          Not applicable.

Item 7.   Financial Statements and Exhibits.

          Not applicable.

Item 8.   Change in Fiscal Year.

          Not applicable.

Item 9.   Sales of Equity Securities Pursuant to Regulation S

          Not applicable.

Item 10.  Regulation FD Disclosure.

          Not applicable


                           SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                              EMCEE BROADCAST PRODUCTS, INC.
                              (Registrant)



Date: October 25, 2001        /s/ Richard J. Nardone
                         RICHARD J. NARDONE
                              President/CEO